EXHIBIT 10.3
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Triple asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES 1 5
2. AMENDMENT/MODIFICATION NO. 0002		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS226613	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
EMERGENT PRODUCT DEVLOPMENT GAITHE
300 PROFESSIONAL DR # 100
GAITHERSBURG MD 208793419
			X X	9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (See Item 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201600030C 10B. DATED (See Item 13)
CODE 1365869		FACILITY CODE		09/30/2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
      The  above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers          is extended,        is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEGMENT
TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT
IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)Net Increase: $[***] 2018.199TWNP.25106
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 – Changes - Cost Reimbursement
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, x is required to sign this document and return 2 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [***]
DUNS Number: [***]
The purpose of this modification is to modify ARTICLES B.3. OPTION PRICES, B.5. ADVANCE UNDERSTANDINGS, C.1. STATEMENT OF WORK, G.3. KEY PERSONNEL, and SECTION J – LIST OF
 ATTACHMENTS.

Funds Obligated Prior to this Modification: $198,705,042

Funds Obligated with Mod #2: $[***]

Total Funds Obligated to Date: $[***]
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Abigail Jenkins SVP BU HEAD VAI			16A. NAME OF CONTRACTING OFFICER CHRISTOPHER SCOTT
15B. CONTRACTOR/OFFEROR /s/ Abigail Jenkins (Signature of person authorized to sign)		15C. DATE SIGNED Aug 28, 2018	16B. UNITED STATES OF AMERICA BY /s/ Christopher Scott (Signature of Contracting Officer)	16C. DATE SIGNED 08/29/2018
   NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83)
   Previous Edition Unusable Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201600030C/0002			Page 2	OF 5
NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

EXPIRATION DATE: September 29, 2021 (Unchanged)
Delivery: 08/28/2018
Delivery Location Code: HHS/OS/ASPR
HHS/OS/ASPR
200 C St SW
WASHINGTON DC 20201 US

Appr. Yr.: 2018 CAN: 199 TWNP Object Class: 25106
FOB: Destination
Period of Performance: 09/30/2016 to 09/29/2021

Add Item 5 as follows:

5	ASPR-18-04521 – Base period funds to support a Phase II Drug-Drug Interaction study Obligated Amount: $[***]				[***]
NSN7540-01-152-8067                          OPTIONAL FORM 336 (4-86)
Sponsored by GSA

FAR (48 CFR) 53.110

ARTICLE B.3.  OPTION PRICES are hereby modified as follows:
CLIN	Period of Performance	Supplies/ Services	Total Est. Cost	Fixed Fee	Total Cost Plus Fixed Fee ($)
COST REIMBURSEMENT
0001A (Option)	[***]	Phase II [**] Study or studies required by the FDA [**]	[***]	[***]	[***]
0012	08/29/18- 09/29/21	Doxycycline Arm & Redundant Contract Filler	[***]	[***]	[***]

CLIN	Period of Performance	Supplies/ Services	Total Est. Cost	Fixed Fee	Total Cost Plus Fixed Fee ($)
FIXED PRICE
0003 (Option)	[***]	Phase IV post marketing commitments /Requirements (This is an option that may or may not be exercised during the base period as determined by the need and as established by the FDA)	N/A	N/A	[***]

CLIN	Period of Performance	Supplies/ Services	Units (# of Product)	FY 2018 Unit Price ($)	Total ($)
0004 (Option)	[***]	Additional Surge Capacity (EUA)	7,500,000 to [***]	[***]	[***]
0005 (Option)	[***]	Additional Surge Capacity (Licensure)	7,500,000 to [***]	[***]	[***]
0006 (Option)	[***]	Additional Surge Capacity (EUA)	[***]	[***]	[***]
0007 (Option)	[***]	Additional Surge Capacity (Licensure)	[***]	[***]	[***]
0008 (Option)	[***]	Additional Surge Capacity (EUA)	[***]	[***]	[***]
0009 (Option)	[***]	Additional Surge Capacity (Licensure)	[***]	[***]	[***]
0010 (Option)	[***]	Additional Surge Capacity (EUA)	[***]	[***]	[***]
0011 (Option)	[***]	Additional Surge Capacity (Licensure)	[***]	[***]	[***]
[***]
**CLIN 0012 is funded with this modification
ARTICLE B.5  ADVANCE UNDERSTANDINGS is hereby modified as follows:
h.  Option CLINS
If procurement for CLINs 4-11 occurs after FY 2018, the following chart illustrates the dose prices to be used:
Units (# of Doses)	FY 2019 Unit Price ($)	FY 2020 Unit Price ($)	FY 2021 Unit Price ($)
7,500,000 to [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
The USG reserves the right to re-negotiate the option CLINS based on availability of funds and feedback received from the FDA.
ARTICLE C.1.  STATEMENT OF WORK is hereby modified as follows:
Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated August 29, 2018 set forth in SECTION J - List of Attachments, attached hereto and made a part of the contract.

ARTICLE G.3.  KEY PERSONNEL is hereby modified as follows:
The key personnel specified in this contract are considered to be essential to work performance.  At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract.  The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer.  The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.
The following individuals are considered to be essential to the work being performed hereunder:
Name	Position
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*Bold indicated changes in this modification
SECTION J - LIST OF ATTACHMENTS is hereby modified as follows:
1.  Statement of Work, dated August 29, 2018, 10 Pages

ATTACHMENT 1: STATEMENT OF WORK
NEXT GENERATION ANTHRAX VACCINE
RFP 16-100-SOL-0015
 AV7909 Anthrax Vaccine
1.0 Contractual Statement of Work
Preamble to the Statement of Work
Independently and not as an agent of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to RFP 16-100-SOL-00015.
1.1 Scope
The scope of work for this contract includes AV7909 development activities through licensure that fall into the following areas: program management, nonclinical, clinical, regulatory, and chemistry, manufacturing, and controls (CMC).  The scope of work also includes activities to support post-marketing requirements.
1.2 Objective
The objective of this Statement of Work (SOW) is to conduct all necessary activities to advance the development of AV7909 through Biologics License Application (BLA) submission and approval and post-marketing requirements.  Activities to meet the objective of this SOW fall in three separate contract line item number (CLIN):
•	CLIN 0001 - Approval of Emergency Use Authorization (EUA), licensure, approval, and clearance of product through the FDA (Base)
•	CLIN 0001A - Conduct of a Phase 2 clinical [***] study or other studies required by the FDA [***] (Option)
•	CLIN 0002 - Initial purchase, storage, and delivery of product (Base)
•	CLIN 0003 - Phase 4 post marketing requirements (Option)
•	CLIN 0004 - Surge Capacity - Additional procurement of product (Option)
1.3 CLIN 0001 - Approval of Emergency Use Authorization (EUA) licensure, approval, and clearance of product through the EDA (Base)
This section identifies representative tasks and sub-tasks for CLIN 0001 with associated WBS code for each task or subtask.
[***] Program Management
Emergent shall provide program management activities.  The activities shall include but are not limited to:
•
Identification of and management to, distinct stages of the product development pathway that are gates for Go/No Go decisions for advancing to the next stage of the Integrated Product Development Plan.

•
Establishment of and tracking of milestones and timelines for the initiation conduct, and completion of product development activities for each stage with a budget (in direct costs) linked to each stage.

•	Ongoing evaluation of qualitative and quantitative criteria and accompanying data used to assess the scientific merit and technical feasibility of proceeding to the next stage of product development.
•	Maintaining and managing staff (in-house and contracted) to assure the necessary expertise and dedicated effort to perform the work.
•	Directing and overseeing subcontractors and consultants to assure successful performance of planned activities within the cost and schedule constraints of the contract.
•
Conducting performance measurement that shall include establishing an initial plan; defining measurable parameters; defining how these parameters relate to cost and schedule impacts; their approach in providing a detailed schedule that generates a critical path for the project; and a description of the cost-accounting system used or intended to be used based on budget estimates to monitor all costs related to the contract award for both Emergent and subcontractors on a real time basis.

•	Manage contract activities in accordance with Earned Value Management. In this regard, Emergent shall:
o
Provide an Integrated Master Project Plan (including tabular and Gantt forms) to BARDA that clearly indicates the critical path to support product approval.  The Integrated Master Project Plan shall outline key, critical path milestones, with "Go/No-Go" decision criteria and a contract Work Breakdown Structure (due within 90 days of contract award with updates as requested by the Contracting Officer's Representative (COR).

o	Submit an updated Integrated Master Schedule in an approved format.
o	Use principles of Earned Value Management System (EVMS) in the management of this contract.
o	Submit a plan for a Performance Measurement Baseline Review (PMBR) electronically via email to the Contracting Officer (CO) and COR for a PBMR to occur within 90 days of contract award.
•	Develop and maintain a risk management plan.
•	Participate in regular meetings to coordinate and oversee the contracting effort.
[***] Non-Clinical Toxicology
Emergent shall conduct safety and toxicology of AV7909 using animal models following Good Laboratory Practice guidelines (GLP: as defined in the U.S. Code of Federal Regulations, 21CFR Part 58), as appropriate.  The activities shall include but are not limited to:
[***]
[***] Non-Clinical Efficacy
Emergent shall conduct efficacy, pharmacokinetics/pharmacodynamics, bioavailability, solubility, formulation, dose, route and schedule of the medical countermeasure using both in vitro and animal models following Good Laboratory Practice guidelines (GLP: as defined in the U.S. Code of Federal Regulations, 21 CFR Part 58), as appropriate.  The activities shall include but are not limited to:
[***]
[***] Clinical Evaluation
Emergent shall design and conduct Phase 2 and Phase 3 clinical studies in accordance with all Federal regulations and Good Clinical Practice (GCP) guidelines.  The activities shall include but are not limited to:
[***]
[***] Regulatory Activities
Emergent shall conduct all required regulatory activities to support submission of BLA licensure for AV7909.  The activities shall include but are not limited to:
[***]
[***] - Chemistry and Manufacturing Controls (CMC)
Emergent shall complete the manufacturing activities necessary to support BLA submission.  The activities shall include but are not limited to:
[***]
1.4 CLIN 0001A - Conduct of a Phase 2 clinical [***] study or other studies required by the FDA [***] (Option)
This section identifies representative tasks and sub-tasks for CLIN 0001A with associated WBS code for each task or subtask.
[***] Program Management
Emergent shall provide program management activities.  The activities shall include but are not limited to:
•
Identification of and management to, distinct stages of the product development pathway that are gates for Go/No Go decisions for advancing to the next stage of the Integrated Product Development Plan.

•
Establishment of and tracking of milestones and timelines for the initiation conduct, and completion of product development activities for each stage with a budget (in direct costs) linked to each stage.

•	Ongoing evaluation of qualitative and quantitative criteria and accompanying data used to assess the scientific merit and technical feasibility of proceeding to the next stage of product development.
•	Maintaining and managing staff (in-house and contracted) to assure the necessary expertise and dedicated effort to perform the work.
•	Directing and overseeing subcontractors and consultants to assure successful performance of planned activities within the cost and schedule constraints of the contract.
•
Conducting performance measurement that shall include establishing an initial plan; defining measurable parameters; defining how these parameters relate to cost and schedule impacts; their approach in providing a detailed schedule that generates a critical path for the project; and a description of the cost-accounting system used or intended to be used based on budget estimates to monitor all costs related to the contract award for both Emergent and subcontractors on a real time basis.

•	Manage contract activities in accordance with Earned Value Management. In this regard, Emergent shall:
o
Provide an Integrated Master Project Plan (including tabular and Gantt forms) to BARDA that clearly indicates the critical path to support product approval.  The Integrated Master Project Plan shall outline key, critical path milestones, with "Go/ No Go" decision criteria and a contract Work Breakdown Structure (due within 90 days of contract award with updates as requested by the Contracting Officer's Representative (COR).

o	Submit an updated Integrated Master Schedule in an approved format.
o	Use principles of Earned Value Management System (EVMS) in the management of this contract.
o	Submit a plan for a Performance Measurement Baseline Review (PMBR) electronically via email to the Contracting Officer (CO) and COR for a PBMR to occur within 90 days of contract award.
•	Develop and maintain a risk management plan.
•	Participate in regular meetings to coordinate and oversee the contracting effort.
[***] Clinical Evaluation
Emergent shall design and conduct a Phase 2 clinical study in accordance with all Federal regulations and Good Clinical Practice (GCP) guidelines unless other studies are required by the FDA [***].  The activities shall include, but are not limited to:
•	[***] - AVA.214 Phase 2 [***] Study
[***] - Chemistry and Manufacturing Controls (CMC)
Emergent shall complete the manufacturing activities necessary to support AVA.214 Phase 2 [***] Study.  The activities below are specific to conducting a Phase 2 [***] clinical study.  If the FDA requires an alternate strategy for [***], the activities below may no longer be applicable.  Upon new guidance from the FDA, Emergent will update the SOW accordingly.
[***]
1.5 CLIN 0002 - Initial purchase, storage, and delivery of product (Base)
Emergent shall deliver 2,000,000 doses of AV7909 within [***] after EUA pre-authorization approval by FDA.
1.6 CLIN 0003 - Phase 4 post marketing requirements (Option)
[***].
Program Management
Emergent shall provide program management activities.  The activities shall include but are not limited to:
•
Identification of and management to, distinct stages of the product development pathway that are gates for Go/No Go decisions for advancing to the next stage of the Integrated Product Development Plan.

•
Establishment of and tracking of milestones and timelines for the initiation conduct, and completion of product development activities for each stage with a budget (in direct costs) linked to each stage.

•	Ongoing evaluation of qualitative and quantitative criteria and accompanying data used to assess the scientific merit and technical feasibility of proceeding to the next stage of product development.
•	Maintaining and managing staff (in-house and contracted) to assure the necessary expertise and dedicated effort to perform the work.
•	Directing and overseeing subcontractors and consultants to assure successful performance of planned activities within the cost and schedule constraints of the contract.
•
Conducting performance measurement that shall include establishing an initial plan; defining measurable parameters; defining how these parameters relate to cost and schedule impacts; their approach in providing a detailed schedule that generates a critical path for the project; and a description of the cost-accounting system used or intended to be used based on budget estimates to monitor all costs related to the contract award for both Emergent and subcontractors on a real time basis.

•	Manage contract activities in accordance with Earned Value Management. In this regard, Emergent shall:
o
Provide an Integrated Master Project Plan (including tabular and Gantt forms) to BARDA that clearly indicates the critical path to support product approval.  The Integrated Master Project Plan shall outline key, critical path milestones, with "Go/No Go" decision criteria and a contract Work Breakdown Structure (due within 90 days of contract award with updates as requested by the Contracting Officer's Representative (COR).

o	Submit an updated Integrated Master Schedule in an approved format.
o	Use principles of Earned Value Management System (EVMS) in the management of this contract.
o	Submit a plan for a Performance Measurement Baseline Review (PMBR) electronically via email to the Contracting Officer (CO) and COR for a PBMR to occur within 90 days of contract award.
•	Develop and maintain a risk management plan.
•	Participate in regular meetings to coordinate and oversee the contracting effort.
[***]
1.7 CLINs 0004 - 0011 Surge Capacity - Additional procurement of product (Option)
Emergent shall deliver up to 25 million dose regimens (equivalent to 50 million doses of AV7909).  This option may be triggered after EUA pre-authorization approval by FDA, which is currently linked to release of PPQ lots, and deliveries will start within [***] after trigger.
1.8 Reporting Requirements and Deliverables Reports
As part of the work to be performed under this contract, Emergent will prepare and deliver the following reports throughout the period of performance.
Monthly Technical Progress Reports
On the fifteenth (15) day of each month for the previous calendar month, Emergent will submit to the COR and the CO a Technical Progress Report covering the previous calendar month.  The first reporting period consists of the first full month of performance plus any fractional part of the initial month.  Thereafter, the reporting period will consist of each calendar month.  The frequency of Technical Progress Reporting will be determined by the CO and COR during negotiations of the contract.  The format and type of Technical Progress Report and Executive Summary will be provided by the COR.  The Technical Progress Reports will summarize progress for the reporting period, such as: management and administrative updates, technical progress, issues, proposed work, manufacturing and supply chain management, and a summary of invoices.  A Technical Progress Report will not be required for the period when the same month Annual Progress Reports or a Final Report are due.  Emergent will submit one copy of the Technical Progress Report electronically via e-mail to the CO and COR.
Annual Progress Reports
On the thirtieth (30th) calendar day following the last day of each reporting period, Emergent will submit to the COR and the CO an Annual Progress Report.  The first reporting period consists of the first full year of performance plus any fractional part of the initial year.  Thereafter, the reporting period shall consist of each calendar year.  Annual Progress Reports will summarize progress for the reporting period, such as: management and administrative updates, technical progress, issues, proposed work, manufacturing and supply chain management, and a summary of invoices.  An Annual Progress Report will not be required for the period when the Final Technical Progress Report is due.
Draft Final Report and Final Report
Emergent will submit the Draft Final Progress Report forty-five (45) calendar days prior to the expiration date of the contract and the Final Progress Report on or before the expiration date of the contract.  These reports will include a summation of the work performed and results obtained for execution of various studies or technical work packages during the entire contract period of performance.  This report will be in sufficient detail to describe comprehensively the results achieved.  An electronic copy of the Draft Final Report and Final Report will be submitted to the COR and CO.
FDA Regulatory Agency Correspondence, Meeting Summaries, and Submissions
With regard to interactions with the FDA, Emergent shall:
•	Forward the initial draft minutes to BARDA within five business days of any formal meeting with the FDA or other regulatory agency, and forward the final minutes when available.
•	Forward the initial draft minutes to BARDA within five business days of any informal meeting with the FDA or other regulatory agency, and forward the final minutes when available and if applicable.
•
Forward the dates and times of any meeting with the FDA and other regulatory agencies to BARDA as soon as the meeting times are known and make arrangements for appropriate BARDA staff to attend the meetings.

•
Provide BARDA the opportunity to review and comment upon any documents to be submitted to the FDA or other regulatory agency.  Emergent will provide BARDA with five (5) business days in which to review and provide comments prior to Emergent's submission to the FDA.

Emergent will notify the COR and CO within 24 hours of all FDA arrivals to conduct site visits/audits by any regulatory agency and provide the USG with an exact copy (non-redacted) of the FDA Form 483 and the Establishment Inspection Report (EIR).  Emergent will provide the COR and CO copies of the plan for addressing areas of non-conformance to FDA regulations for Good Laboratory Practice (GLP) guidelines as identified in the audit report, status updates during the plans execution, and a copy of all final responses to the FDA.  Emergent will also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product.  Emergent will make arrangements with the COR for the appropriate BARDA representative(s) to be present during the final debrief by the regulatory inspector.

Key Deliverables
A summary of Key Deliverables for this contract follow
No.	Deliverable	Description	Due Date
01	Monthly Progress Report
Shall include a description of the activities during the reporting period and the activities planned for the ensuing reporting period.  The first reporting period consists of the first full month of performance plus any fractional part of the initial month.  Thereafter, the reporting period shall consist of each calendar month.
Due on or before the 15th day of each month following the end of each reporting period. Monthly progress reports are not required in the same month Annual Progress reports or a Final Report are due.
02	Annual Progress Report
Shall include a summation of the activities during the reporting period, and the activities planned for the ensuing reporting period.  The first reporting period consists of the first full year of performance plus any fractional part of the initial year.  Thereafter, the reporting period shall consist of each calendar year.
Due on or before the 30th calendar day following the end of each reporting period.
03	Draft Final Progress Report
To include a summation of the work performed and results obtained for execution of various studies or technical work packages during entire contract period of performance.  Shall be in sufficient detail to describe comprehensively the results achieved.
Due 45 Calendar days prior to the expiration date of the contract.
04	Final Progress Report
To include a summation of the work performed and results obtained for execution of various studies or technical work packages during entire contract period of performance.  Shall be in sufficient detail to describe comprehensively the results achieved.
Due on/before the expiration date of the contract.
05	FDA/Regulatory Agency Correspondence and Meeting Minutes
The Contractor shall forward initial draft minutes and final draft minutes of any formal or informal meeting with the FDA or other regulatory agency.  The contractor shall forward the dates and times of any meeting with the FDA and other regulatory agencies as soon as the meeting times are known and make arrangements for appropriate BARDA staff to attend the meetings.  The Contractor shall provide BARDA the opportunity to review and comment upon any documents to be submitted to the FDA or other regulatory agency.  The Contractor shall forward SOPs upon request from the COR.  The contractor shall notify the COR and CO within 24 hours of all FDA arrivals to conduct site visits/audits by any regulatory agency, and provide copies of any associated reports, documentation, or communication.
Due within 5 business days of each meeting for Contractor's minutes, upon receipt of minutes from FDA/ regulatory agency, and upon request from the COR or Co-COR.
06	Integrated Master Project Plan (Critical Path Milestones, Work Breakdown Structure, Risk Mitigation Plan/ Matrix)
The contractor shall provide an Integrated Master Plan (including tabular and Gantt forms) to BARDA that clearly indicates the critical path to annual deliverables (key, critical path milestones, with "Go/No Go" decision criteria) and Work Breakdown Structure (WBS) elements that shall be discernable and consistent.  The contractor shall develop and maintain a risk management plan that highlights potential problems and/or issues that may arise during the life of the contract, their impact on cost, schedule and performance, and appropriate remediation plans.
Due within 90 days of contract award. Updates are due as requested by the COR or Co-COR.
07	Technology Packages	Technology packages developed under the contract that includes complete protocols must be submitted at the request of the BARDA COR.	Due upon request from the COR or Co-COR.
08	Experimental Protocols	The Contractor shall submit to the COR all study/experiment/test plans, designs, and protocols prior to execution for BARDA approval or upon request by the COR or Co-COR when required.	Due upon request from the COR or Co-COR.
09	Annual/Final Invention Report
All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification.  If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the CO.
Annual Invention Report Due on or before the 30th calendar day after the completion of each reporting period. Final Invention Report due on or before the expiration of the contract.
10	Publications	Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted to COR for review prior to submission.	Due within 30 calendar days for manuscripts prior to publication and 15 calendar days for abstracts.
11	Press Releases
The Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases.  The Contractor shall ensure the CO has received and approved an advanced copy of any press release not less than five (5) business days prior to the issuance of any potential press release.
Reports/Notices due for approval to the CO not less than five (5) business days prior to the issuance of any potential press release.
12	Security Report	The contractor shall report to the government any activity or incident that is in violation of established security standards or indicates the loss or theft of government products	Due within 24 hours after occurrence of an activity or incident.
13	Earned Value Management System Requirements
Subject to the requirements under FAR 52.234-4 Earned Value Management System, the Contract shall use principles of Earned Value Management System (EVMS) in the management of this contract (include this plan as part of the monthly, annual, and final reports).  The Contractor shall also submit a Performance Measurement Baseline Review plan electronically via email to the CO and COR for a PMBR to occur within 90 days of contract award, and an Integrated Master Schedule electronically via email as outlined in a format agreed upon by BARDA to the COR and CO.  The Offeror shall deliver an Earned Value Contract Performance Report on a monthly basis.
As detailed in Section F.3.2 Subpart F.

	Milestone #	WBS #	Milestone	Deliverables Summary (Details as specified in the Deliverables)	Quantity	Estimated Completion Date
CLIN 0001	1	[***]	[***]	[***]	1 Electronic Copy to Contract Officer Representative (COR); 1 Electronic Copy to Contracting Officer (CO)	[***]
	2	[***]	[***]	[***]	See Above	[***]
	3	[***]	[***]	[***]	See Above	[***]
	4	[***]	[***]	[***]	See Above	[***]
	5	[***]	[***]	[***]	See Above	[***]
	6	[***]	[***]	[***]	See Above	[***]
	7	[***]	[***]	[***]	See Above	[***]
	8	[***]	[***]	[***]	See Above	[***]
	9	[***]	[***]	[***]	See Above	[***]
	10	[***]	[***]	[***]	See Above	[***]
	11	[***]	[***]	[***]	See Above	[***]
	12	[***]	[***]	[***]	See Above	[***]
CLIN 0002	16	[***]	[***]	[***]	See Above	[***]